UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2013

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 2, 2013 and June 3, 2013 we issued press releases announcing new data from our ongoing Phase 1, open-label, clinical trial of IPI-145, our potent, oral inhibitor of phosphoinositide-3-kinase (PI3K)-delta and PI3K-gamma, in patients with advanced hematologic malignancies. A copy of each of these press releases is filed as Exhibits 99.1 and 99.2, respectively, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are included in this report:

Exhibit No.	Description

99.1	Press release dated June 2, 2013, entitled Infinity Reports Updated Phase 1 Data Showing Encouraging Clinical Activity of IPI-145 in Chronic Lymphocytic Leukemia at ASCO Annual Meeting.

99.2	Press release dated June 3, 2013, entitled Infinity Reports Updated Phase 1 Data Showing Encouraging Clinical Activity of IPI-145 in B-Cell and T-Cell Lymphomas at ASCO Annual Meeting and Announces Initiation of Phase 2 Clinical Study in Indolent Non-Hodgkin Lymphoma.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: June 3, 2013	By:	/s/ Lawrence E. Bloch
Lawrence E. Bloch, MD, JD
EVP, Chief Financial Officer and Chief Business Officer